UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2019

(Exact name of registrant as specified in its charter)

Delaware	1-7724	39-0622040
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2801 80th Street, Kenosha, Wisconsin 53143-5656

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (262) 656-5200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Snap-on Incorporated (the “Company”) held its 2019 Annual Meeting of Shareholders on April 25, 2019 (the “2019 Annual Meeting”). At the 2019 Annual Meeting, the Company’s shareholders: (i) elected 10 members of the Company’s Board of Directors to each serve a one-year term ending at the 2020 Annual Meeting; (ii) ratified the Audit Committee’s selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2019; and (iii) approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement for the 2019 Annual Meeting (the “2019 Proxy Statement”). There were 55,585,437 shares of the Company’s common stock outstanding and eligible to vote as of the close of business on February 25, 2019, the record date for the 2019 Annual Meeting.

The directors elected to the Company’s Board of Directors for terms expiring at the 2020 Annual Meeting, and the number of votes cast for and against, as well as abstentions and broker non-votes with respect to, each individual, are set forth below:

Director	For	Against	Abstentions	Broker Non-Votes
David C. Adams	42,709,081	814,326	82,932	4,854,092
Karen L. Daniel	41,591,724	1,938,771	75,844	4,854,092
Ruth Ann M. Gillis	43,336,524	193,974	75,841	4,854,092
James P. Holden	41,829,694	1,696,039	80,606	4,854,092
Nathan J. Jones	42,606,272	922,529	77,538	4,854,092
Henry W. Knueppel	38,870,745	4,651,251	84,343	4,854,092
W. Dudley Lehman	41,803,852	1,722,090	80,398	4,854,092
Nicholas T. Pinchuk	40,458,163	2,418,540	729,637	4,854,092
Gregg M. Sherrill	42,027,789	1,500,590	77,960	4,854,092
Donald J. Stebbins	43,262,638	265,724	77,977	4,854,092

The proposal to ratify the Audit Committee’s selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2019 received the following votes:

Votes for approval:	47,004,510	Votes against:	1,382,104	Abstentions:	73,817
Broker non-votes:	0

The advisory vote to approve the compensation of the Company’s named executive officers, as disclosed in “Compensation Discussion and Analysis” and “Executive Compensation Information” in the 2019 Proxy Statement, received the following votes:

Votes for approval:	39,326,610	Votes against:	4,131,747	Abstentions:	147,982
Broker non-votes:	4,854,092

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SNAP-ON INCORPORATED

Date: April 26, 2019	By:	/s/ Richard T. Miller
Richard T. Miller
Vice President, General Counsel and Secretary